Exhibit 99.1

Microsoft Cloud Strength Highlights Second Quarter Results

Commercial cloud annualized revenue run rate exceeds $9.4 billion; Windows 10 active on over 200 million devices

REDMOND, Wash. — January 28, 2016 — Microsoft Corp. today announced the following results for the quarter ended December 31, 2015:

•	Revenue was $23.8 billion GAAP, and $25.7 billion non-GAAP
•	Operating income was $6.0 billion GAAP, and $7.9 billion non-GAAP
•	Net income was $5.0 billion GAAP, and $6.3 billion non-GAAP
•	Earnings per share was $0.62 GAAP, and $0.78 non-GAAP

During the quarter, Microsoft returned $6.5 billion to shareholders in the form of share repurchases and dividends.

“Businesses everywhere are using the Microsoft Cloud as their digital platform to drive their ambitious transformation agendas,” said Satya Nadella, chief executive officer at Microsoft. “Businesses are also piloting Windows 10, which will drive deployments beyond 200 million active devices.”

The following table reconciles our financial results reported in accordance with generally accepted accounting principles (“GAAP”) to non-GAAP financial results. Microsoft has provided this non-GAAP financial information to aid investors in better understanding the company’s performance. All growth comparisons relate to the corresponding period in the last fiscal year.

	Three Months Ended December 31,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Earnings per Share
2014 As Reported (GAAP)	$26,470	$7,776	$5,863	$0.71
Net Impact from Revenue Deferrals	(326)	(326)	(248)	(0.03)
Integration and Restructuring Charges	-	243	175	0.02
2014 As Adjusted (non-GAAP)	$26,144	$7,693	$5,790	$0.70
2015 As Reported (GAAP)	$23,796	$6,026	$4,998	$0.62
Net Impact from Revenue Deferrals	1,897	1,897	1,277	0.16
2015 As Adjusted (non-GAAP)	$25,693	$7,923	$6,275	$0.78
Percentage Change Y/Y (GAAP)	(10)%	(23)%	(15)%	(13)%
Percentage Change Y/Y (non-GAAP)	(2)%	3%	8%	11%
Percentage Change Y/Y (non-GAAP) Constant Currency	3%	13%	20%	23%

“We delivered double-digit operating income growth in non-GAAP constant currency while investing in key strategic areas that position Microsoft for continued long term growth,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

Revenue in Productivity and Business Processes declined 2% (up 5% in constant currency) to $6.7 billion, with the following business highlights:

•	Office commercial products and cloud services revenue grew 5% in constant currency driven by Office 365 revenue growth of nearly 70% in constant currency
•	Office 365 consumer subscribers increased to 20.6 million
•	Dynamics revenue grew 11% in constant currency with Dynamics CRM Online seat adds more than doubling year-over-year for the fifth consecutive quarter

Revenue in Intelligent Cloud grew 5% (up 11% in constant currency) to $6.3 billion, with the following business highlights:

•	Server products and cloud services revenue grew 10% in constant currency
•	Azure revenue grew 140% in constant currency with revenue from Azure premium services growing nearly 3x year-over-year
•	Over one third of the Fortune 500 have chosen our Enterprise Mobility solutions, up nearly 3x year-over-year

Revenue in More Personal Computing declined 5% (down 2% in constant currency) to $12.7 billion, with the following business highlights:

•	Windows OEM revenue declined 5% in constant currency, outperforming the PC market, driven by higher consumer premium and mid-range device mix
•	Surface revenue increased 29% in constant currency driven by the launch of Surface Pro 4 and Surface Book
•	Phone revenue declined 49% in constant currency reflecting our strategy change announced in July 2015
•	Search advertising revenue excluding traffic acquisition costs grew 21% in constant currency with continued benefit from Windows 10 usage
•	Xbox Live monthly active users grew 30% year-over-year to a record 48 million

“It was a strong holiday season for Microsoft highlighted by Surface and Xbox,” said Kevin Turner, chief operating officer at Microsoft. “Our commercial business executed well as our sales teams and partners helped customers realize the value of Microsoft’s cloud technologies across Azure, Office 365 and CRM Online.”

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Webcast Details

Satya Nadella, chief executive officer, Amy Hood, executive vice president and chief financial officer, Frank Brod, chief accounting officer, John Seethoff, deputy general counsel and corporate secretary, and Chris Suh, general manager of Investor Relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/investor. The webcast will be available for replay through the close of business on January 28, 2017.

Adjusted Financial Results and non-GAAP Measures

During the second quarter of fiscal year 2016, GAAP revenue, operating income, net income, and earnings per share include the net impact from revenue deferrals. For the second quarter of fiscal year 2015, GAAP revenue, operating income, net income, and earnings per share include the recognition of previously deferred net revenue and charges related to integration and restructuring expenses. These items are defined below. In addition to these financial results reported in accordance with GAAP, Microsoft has provided certain non-GAAP financial information to aid investors in better understanding the company’s performance. Presenting these non-GAAP measures gives additional insight into operational performance and helps clarify trends affecting the company’s business. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Non-GAAP Definitions

Revenue Deferrals. Microsoft recorded a net $1.9 billion revenue deferral during the three months ended December 31, 2015, primarily related to Windows 10 and Halo 5.

Microsoft recognized a net $326 million of previously deferred revenue during the three months ended December 31, 2014, primarily related to sales of bundled products and services.

Integration and Restructuring Charges. Integration and restructuring expenses were $243 million during the three months ended December 31, 2014. Integration and restructuring expenses include employee severance expenses and costs associated with the consolidation of facilities and manufacturing operations related to restructuring activities, and systems consolidation and other business integration expenses associated with the acquisition of Nokia’s Devices and Services business.

Constant Currency

Microsoft presents constant currency information to provide a non-GAAP framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period non-GAAP results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented below should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. All growth comparisons relate to the corresponding period in the last fiscal year.

Financial Performance Constant Currency Reconciliation

	Three Months Ended December 31,
($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Earnings per Share
2014 As Reported (GAAP)	$26,470	$7,776	$5,863	$0.71
2014 As Adjusted (non-GAAP)	$26,144	$7,693	$5,790	$0.70
2015 As Reported (GAAP)	$23,796	$6,026	$4,998	$0.62
2015 As Reported (non-GAAP)	$25,693	$7,923	$6,275	$0.78
Percentage Change Y/Y (GAAP)	(10)%	(23)%	(15)%	(13)%
Percentage Change Y/Y (non-GAAP)	(2)%	3%	8%	11%
Constant Currency Impact	$(1,212)	$(766)	$(676)	$(0.08)
Percentage Change Y/Y (non-GAAP) Constant Currency	3%	13%	20%	23%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended December 31,
($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing
2014 As Reported (GAAP)	$6,822	$6,041	$13,282
2015 As Reported (GAAP)	$6,690	$6,343	$12,660
Percentage Change Y/Y (GAAP)	(2)%	5%	(5)%
Constant Currency Impact	$(439)	$(369)	$(404)
Percentage Change Y/Y (GAAP) Constant Currency	5%	11%	(2)%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) is the leading platform and productivity company for the mobile-first, cloud-first world and its mission is to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

•	intense competition in all of Microsoft’s markets;

•	increasing focus on services presents execution and competitive risks;

•	significant investments in new products and services that may not be profitable;

•	acquisitions, joint ventures, and strategic alliances may have an adverse effect on our business;

•	impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;

•	Microsoft’s continued ability to protect and earn revenues from its intellectual property rights;

•	claims that Microsoft has infringed the intellectual property rights of others;

•	the possibility of unauthorized disclosure of significant portions of Microsoft’s source code;

•	cyber-attacks and security vulnerabilities in Microsoft products and services that could reduce revenue or lead to liability;

•	disclosure of personal data that could cause liability and harm to Microsoft’s reputation;

•	outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;

•	government litigation and regulation that may limit how Microsoft designs and markets its products;

•	potential liability under trade protection and anti-corruption laws resulting from our international operations;

•	laws and regulations relating to the handling of personal data may impede the adoption of our services or result in increased costs, legal claims or fines against us;

•	Microsoft’s ability to attract and retain talented employees;

•	adverse results in legal disputes;

•	unanticipated tax liabilities;

•	Microsoft’s hardware and software products may experience quality or supply problems;

•	exposure to increased economic and operational uncertainties from operating a global business;

•	catastrophic events or geo-political conditions may disrupt our business; and

•	adverse economic or market conditions may harm our business.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/investor.

All information in this release is as of January 28, 2016. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Rapid Response Team, Waggener Edstrom Worldwide, (503) 443-7070, rrt@waggeneredstrom.com

For more information, financial analysts and investors only:

Chris Suh, general manager, Investor Relations, (425) 706-4400

Note to editors:For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news/. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts)(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014

Revenue	$23,796	$26,470	$44,175	$49,671

Cost of revenue	9,872	10,136	17,079	18,409

Gross margin	13,924	16,334	27,096	31,262

Research and development	2,900	2,903	5,862	5,968

Sales and marketing	3,960	4,315	7,293	8,043

General and administrative	1,038	1,097	2,122	2,248

Impairment, integration, and restructuring	0	243	0	1,383

Operating income	6,026	7,776	11,819	13,620

Other income (expense), net	(171)	74	(451)	126

Income before income taxes	5,855	7,850	11,368	13,746

Provision for income taxes	857	1,987	1,750	3,343

Net income	$4,998	$5,863	$9,618	$10,403

Earnings per share:

Basic	$0.63	$0.71	$1.21	$1.26

Diluted	$0.62	$0.71	$1.20	$1.25

Weighted average shares outstanding:

Basic	7,964	8,228	7,980	8,238

Diluted	8,028	8,297	8,047	8,321

Cash dividends declared per common share	$0.36	$0.31	$0.72	$0.62

MICROSOFT CORPORATION

COMPREHENSIVE INCOME STATEMENTS

(In millions)(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014

Net income	$4,998	$5,863	$9,618	$10,403

Other comprehensive income (loss):
Net unrealized gains (losses) on derivatives (net of tax effects of $5, $6, $28, and $10)	(49)	247	8	566
Net unrealized gains (losses) on investments (net of tax effects of $86, $(124), $(222), and $(226))	160	(231)	(411)	(420)
Translation adjustments and other (net of tax effects of $(9), $(211), $(21), and $(258))	(76)	(390)	(346)	(471)

Other comprehensive income (loss)	35	(374)	(749)	(325)

Comprehensive income	$5,033	$5,489	$8,869	$10,078

MICROSOFT CORPORATION

BALANCE SHEETS

(In millions)(Unaudited)

	December 31, 2015	June 30, 2015

Assets
Current assets:

Cash and cash equivalents	$7,185	$5,595

Short-term investments (including securities loaned of $360 and $75)	95,455	90,931

Total cash, cash equivalents, and short-term investments	102,640	96,526

Accounts receivable, net of allowance for doubtful accounts of $384 and $335	14,507	17,908

Inventories	2,702	2,902

Deferred income taxes	1,618	1,915

Other	6,345	5,461

Total current assets	127,812	124,712

Property and equipment, net of accumulated depreciation of $18,008 and $17,606	15,789	14,731

Equity and other investments	11,514	12,053

Goodwill	17,436	16,939

Intangible assets, net	4,619	4,835

Other long-term assets	2,928	2,953

Total assets	$180,098	$176,223

Liabilities and stockholders’ equity

Current liabilities:

Accounts payable	$6,936	$6,591

Short-term debt	3,000	4,985

Current portion of long-term debt	750	2,499

Accrued compensation	3,649	5,096

Income taxes	493	606

Short-term unearned revenue	20,929	23,223

Securities lending payable	439	92

Other	6,447	6,766

Total current liabilities	42,643	49,858

Long-term debt	40,679	27,808

Long-term unearned revenue	4,102	2,095

Deferred income taxes	2,194	2,835

Other long-term liabilities	13,700	13,544

Total liabilities	103,318	96,140

Commitments and contingencies

Stockholders’ equity:

Common stock and paid-in capital - shares authorized 24,000; outstanding 7,925 and 8,027	68,279	68,465

Retained earnings	6,728	9,096

Accumulated other comprehensive income	1,773	2,522

Total stockholders’ equity	76,780	80,083

Total liabilities and stockholders’ equity	$180,098	$176,223

MICROSOFT CORPORATION

CASH FLOWS STATEMENTS

(In millions)(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014

Operations

Net income	$4,998	$5,863	$9,618	$10,403

Adjustments to reconcile net income to net cash from operations:

Depreciation, amortization, and other	1,544	1,521	3,005	2,949

Stock-based compensation expense	658	633	1,332	1,279

Net recognized losses (gains) on investments and derivatives	50	(179)	151	(124)

Excess tax benefits from stock-based compensation	(20)	(22)	(302)	(524)

Deferred income taxes	(247)	314	(174)	615

Deferral of unearned revenue	12,570	10,200	22,993	18,222

Recognition of unearned revenue	(11,929)	(11,495)	(23,284)	(22,138)

Changes in operating assets and liabilities:

Accounts receivable	(3,118)	(3,378)	3,258	3,249

Inventories	1,104	1,070	167	587

Other current assets	(912)	(159)	(1,192)	(439)

Other long-term assets	56	170	51	449

Accounts payable	369	137	234	(522)

Other current liabilities	105	(986)	(1,919)	(2,152)

Other long-term liabilities	370	651	254	840

Net cash from operations	5,598	4,340	14,192	12,694

Financing

Proceeds from issuance (repayments) of short-term debt, maturities of 90 days or less, net	(7,031)	4,798	(2,141)	7,797

Proceeds from issuance of debt	13,128	0	13,249	0

Repayments of debt	(121)	0	(1,871)	(1,500)

Common stock issued	117	121	336	337

Common stock repurchased	(3,678)	(2,145)	(8,435)	(5,033)

Common stock cash dividends paid	(2,868)	(2,547)	(5,343)	(4,854)

Excess tax benefits from stock-based compensation	20	22	302	524

Other	(65)	285	(243)	285

Net cash from (used in) financing	(498)	534	(4,146)	(2,444)

Investing

Additions to property and equipment	(2,024)	(1,490)	(3,380)	(2,772)

Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(381)	(2,794)	(771)	(2,935)

Purchases of investments	(34,750)	(19,167)	(72,320)	(43,252)

Maturities of investments	5,351	2,389	11,037	4,082

Sales of investments	28,191	16,108	56,693	32,553

Securities lending payable	285	238	347	(129)

Net cash used in investing	(3,328)	(4,716)	(8,394)	(12,453)

Effect of exchange rates on cash and cash equivalents	(18)	(34)	(62)	(40)

Net change in cash and cash equivalents	1,754	124	1,590	(2,243)

Cash and cash equivalents, beginning of period	5,431	6,302	5,595	8,669

Cash and cash equivalents, end of period	$7,185	$6,426	$7,185	$6,426

MICROSOFT CORPORATION

SEGMENT REVENUE AND OPERATING INCOME

(In millions)(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014

Revenue

Productivity and Business Processes	$6,690	$6,822	$12,990	$13,312

Intelligent Cloud	6,343	6,041	12,232	11,516

More Personal Computing	12,660	13,282	22,114	24,548

Corporate and Other	(1,897)	325	(3,161)	295

Total revenue	$23,796	$26,470	$44,175	$49,671

Operating Income (Loss)

Productivity and Business Processes	$3,305	$3,587	$6,460	$6,988

Intelligent Cloud	2,580	2,600	4,977	4,705

More Personal Computing	2,038	1,506	3,542	3,014

Corporate and Other	(1,897)	83	(3,160)	(1,087)

Total operating income	$6,026	$7,776	$11,819	$13,620